Exhibit 99.1

                                                      UNITED STATES BANKRUPTCY COURT
                                                      NORTHERN DISTRICT OF CALIFORNIA

In re:  FreshSChoice, Inc                                                       Case No.            04-54318 (ASW)
                                                                                                   ------------------
    485 Cochrane Circle
    Morgan Hill, CA 95037                                                   CHAPTER 11
                                                                            MONTHLY OPERATING REPORT
                                                                            (GENERAL BUSINESS CASE)
-------------------------------------------------------------------------
                                                    SUMMARY OF FINANCIAL STATUS
    MONTH ENDED:           03/20/05   (1)                                PETITION DATE:            07/12/04
                         -------------                                                         ------------------
1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
   (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in  $1
                                                                      End of Current         End of Prior       As of Petition
2.  Asset and Liability Structure                                          Month                 Month              Filing
                                                                     ------------------    ------------------  ------------------
    a.  Current Assets                                                    $  4,961,099        $ 5,159,910
                                                                     ------------------    ------------------
    b.  Total Assets                                                      $ 19,874,555        $ 20,203,431       $  22,899,629
                                                                     ------------------    ------------------  ------------------
    c.  Current Liabilities                                               $  6,579,643        $  6,502,510
                                                                     ------------------    ------------------
    d.  Total Liabilities                                                 $ 21,247,051        $ 21,209,814       $  19,707,707
                                                                     ------------------    ------------------  ------------------


                                                                                                                  Cumulative
3.  Statement of Cash Receipts & Disbursements                         Current Month          Prior Month        Case to Date
                                                                     ------------------    ------------------  ------------------
    a.  Total Receipts                                                    $  5,144,537        $ 4,740,394        $  47,760,128
                                                                     ------------------    ------------------  ------------------
    b.  Total Disbursements                                               $  5,003,714        $ 5,852,784        $  47,677,842
                                                                     ------------------    ------------------  ------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $    140,823        $(1,112,390)       $      82,286
                                                                     ------------------    ------------------  ------------------
    e.  Cash Balance Beginning of Month                                   $  1,265,938        $ 2,378,328
                                                                     ------------------    ------------------
    f.  Cash Balance End of Month (c + d)                                 $  1,406,761        $ 1,265,938
                                                                     ------------------    ------------------
                                                                                                                  Cumulative
                                                                       Current Month          Prior Month        Case to Date
                                                                     ------------------    ------------------  ------------------
4.  Profit/(Loss) from the Statement of Operations                        $    (94,554)       $ (392,011)        $  (8,068,988)
                                                                     ------------------    ------------------  ------------------
5.  Account Receivables (Pre and Post Petition)                           $     78,204        $    95,958
                                                                     ------------------    ------------------
6.  Post-Petition Liabilities                                             $  8,321,011        $ 8,271,582
                                                                     ------------------    ------------------
7.  Past Due Post-Petition Account Payables (over 30 days)                         $ -                   $ -
                                                                     ------------------    ------------------
At the end of this reporting month:                                                                   Yes          No
                                                                                                      ---          --
8.      Have any payments been made on pre-petition debt, other than payments in the normal                X
                                                                                                   ----------------------
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee) (see note 2)
9.      Have any payments been made to professionals?  (if yes, attach listing including date of           X
                                                                                                   ------------  -----------
        payment, amount of payment and name of payee)
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                      X
                                                                                                   ------------  -----------
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,              X
                                                                                                   ------------  -----------
        attach listing including date of payment, amount and reason for payment, and name of payee)
12.     Is the estate insured for replacement cost of assets and for general liability?                    X
                                                                                                   ------------  -----------
13.     Are a plan and disclosure statement on file?                                                                 X
                                                                                                   ------------  -----------
14.     Was there any post-petition borrowing during this reporting period?                                          X
                                                                                                   ------------  -----------
15.     Check if paid: Post-petition Taxes  X  ;       U.S. Trustee Quarterly Fees              X
                                           ---                                                 ----
        Check if filing is current for:    Post-petition tax reporting and tax returns          X
                                                                                               ----
        (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)


Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from February 21, 2005 through March 20, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

(3) Adjustments were made due to year end for Period 13, 2004. See note 4 on Statement of Operations and note 5 on Balance Sheet for further detail. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 04/20/05                                                 /s/ David Pertl
                                                               ---------------
                                                                   David Pertl

                                           STATEMENT OF OPERATIONS (General Business Case)
                                            For the Month Ended      03/20/05
                 Current Month                                                                  Cumulative        Next Month
    Actual           Forecast         Variance                                                  Case to Date       Forecast
---------------   ---------------   -----------     Revenues:                                 -----------------  -------------
   $ 4,655,155       $ 4,675,546     $  (20,391)      1   Gross Sales                             $ 44,162,415    $ 4,437,875
---------------   ---------------    -----------                                              -----------------  -------------
                                     $        -       2   less: Sales Returns & Allowances
---------------   ---------------    -----------                                              -----------------  -------------
   $ 4,655,155       $ 4,675,546     $  (20,391)      3   Net Sales                               $ 44,162,415    $ 4,437,875
---------------   ---------------    -----------                                              -----------------  -------------
   $ 2,727,333       $ 2,639,704     $  (87,629)      4   less: Cost of Goods Sold                $ 25,971,246    $ 2,474,728
---------------   ---------------    -----------          (Note 1 $ 4) (Schedule "B")         -----------------  -------------
   $ 1,927,822       $ 2,035,842     $ (108,020)      5   Gross Profit (Note 4)                   $ 18,191,169    $ 1,963,147
---------------   ---------------    -----------                                              -----------------  -------------
   $     1,776       $     1,256     $      520       6   Interest                                $      6,387
---------------   ---------------    -----------                                              -----------------  -------------
   $       151       $         -     $      151       7   Other Income:                           $        857
---------------   ---------------    -----------                       -----------            -----------------  -------------
                                     $        -       8
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $         -                       $        -       9
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $ 1,929,749       $ 2,037,098     $ (107,349)     10       Total Revenues                      $ 18,198,413    $ 1,963,147
---------------   ---------------    -----------                                              -----------------  -------------
                                                        Expenses:
   $    52,100       $    55,000     $    2,900      11   Compensation to Owner(s)/Officer(s)     $    624,858    $    55,000
---------------   ---------------    -----------                                              -----------------  -------------
   $   130,656       $   145,000     $   14,344      12   Salaries                                $  1,009,034    $   138,158
---------------   ---------------    -----------                                              -----------------  -------------
   $         -                       $        -      13   Commissions                             $          -
---------------   ---------------    -----------                                              -----------------  -------------
   $     4,350                       $   (4,350)     14   Contract Labor                          $     61,900
---------------   ---------------    -----------                                              -----------------  -------------
                                     $        -      15   Rent/Lease:                             $     34,751
                                                              Personal Property
---------------   ---------------    -----------                                              -----------------  -------------
   $   592,199       $   590,099     $   (2,100)     16       Real Property (See Note 2)          $  6,087,857    $   634,866
---------------   ---------------    -----------                                              -----------------  -------------
   $    49,055       $    32,182     $  (16,873)     17   Insurance                               $    420,656
---------------   ---------------    -----------                                              -----------------  -------------
   $    56,664       $    55,607     $   (1,057)     18   Management Fees (Credit Cd. Processing) $    533,162
---------------   ---------------    -----------                                              -----------------  -------------
   $   166,262       $   147,536     $  (18,726)     19   Depreciation & Amortization (Note 4)    $  1,722,217    $   170,918
---------------   ---------------    -----------                                              -----------------  -------------
                                                          Taxes:
                  ---------------                                                             -----------------  -------------
                                     $        -      20       Employer Payroll Taxes              $    184,615
---------------   ---------------    -----------                                              -----------------  -------------
   $    35,561       $    36,132     $      571      21       Real Property Taxes                 $    376,772
---------------   ---------------    -----------                                              -----------------  -------------
       $ 3,137                       $   (3,137)     22       Other Taxes                         $     27,485
---------------   ---------------    -----------                                              -----------------  -------------
   $   167,558       $   140,756     $  (26,802)     23   Advertising                             $  1,690,787    $   161,057
---------------   ---------------    -----------                                              -----------------  -------------
   $    14,520       $   114,559     $  100,039      24   G&A (Note 4)                            $    257,017    $   178,262
---------------   ---------------    -----------                                              -----------------  -------------
   $    20,234       $    17,043     $   (3,191)     25   Interest                                $    223,036
---------------   ---------------    -----------                                              -----------------  -------------
   $    21,026                       $  (21,026)     26   Other Expense Legal fees & Audit        $    230,070
---------------   ---------------    -----------                        ----------            -----------------
   $    30,880                       $  (30,880)     27 Professional Fees                         $    254,996
---------------   ---------------    -----------                                              -----------------  -------------
   $     9,292                       $   (9,292)     28 Travel Expenses/Meals/ Ent                $     95,527
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $     2,786                       $   (2,786)     29 Storage                                   $     51,314
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $   207,959       $   226,010     $   18,051      30 Others (See Note 3 & 4)                   $  2,048,830    $   186,628
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $   212,881       $   218,299     $    5,418      31 Utilities                                 $  2,271,289    $   181,010
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $    72,432       $    84,181     $   11,749      32 Repairs & Maintenance                     $    875,067    $    81,028
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $       637       $     2,201     $    1,564      33 License & Permits                         $     60,415
---------------   ---------------    -----------        --------------------------            -----------------  -------------
                                     $        -      34
---------------   ---------------    -----------        --------------------------            -----------------  -------------
   $ 1,850,189       $ 1,864,605     $   14,416      35       Total Expenses                      $ 19,141,655    $ 1,786,927
---------------   ---------------    -----------                                              -----------------  -------------
   $    79,560       $   172,493     $  (92,933)     36 Subtotal                                  $   (943,242)   $   176,220
---------------   ---------------    -----------                                              -----------------  -------------
                                                        Reorganization Items:
                                                                                              -----------------  -------------
   $  (273,092)      $  (226,200)    $   46,892      37   Professional Fees (Note 4)              $ (2,187,978)   $  (219,502)
---------------   ---------------    -----------                                              -----------------  -------------
   $         -       $         -     $        -      38   Provisions for Rejected Executory       $          -    $         -
---------------   ---------------    -----------               Contracts                      -----------------  -------------
   $         -       $         -     $        -      39   Interest Earned on Accumulated Cash     $          -    $         -
---------------   ---------------    -----------                from Resulting Chp 11 Case    -----------------  -------------
   $   149,658       $         -     $  149,658      40   Gain or (Loss) from Sale of Equipment   $    155,173    $   306,000
---------------   ---------------    -----------
                                     $        -      41   U.S. Trustee Quarterly Fees             $    (13,369)
---------------   ---------------    -----------                                              -----------------  -------------
   $   (50,680)      $  (120,617)    $  (69,937)     42   Store Closure & Asset Impairment        $ (5,079,242)   $   (45,000)
---------------   ---------------    -----------               Expenses                       -----------------  -------------
   $  (174,114)      $  (346,817)    $  172,703      43        Total Reorganization Items         $ (7,125,416)   $    41,498
---------------   ---------------    -----------                                              -----------------  -------------
   $   (94,554)      $  (174,324)    $   79,770      44  Net Profit (Loss) Before Federal &       $ (8,068,658)   $   217,718
---------------   ---------------    -----------               State Tax                      -----------------  -------------
                                     $        -      45   Federal & State Income Taxes            $        330    $         -
---------------   ---------------    -----------                                              -----------------  -------------
   $   (94,554)      $  (174,324)    $   79,770      46 Net Profit (Loss)  (See Note 4)           $ (8,068,988)   $   217,718
===============   ===============    ===========                                              =================  =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                              Fresh Choice, Inc. (Case # 04-54318 ASW)
                                Notes to the Statement of Operations
                                                as of
March 20, 2005

Notes:

            (1)Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

            (2)Real Property           Amount
                                     -----------
               Rent Expense             477,693
               Common Ground
                  Maintenance           114,506
                                     -----------
               Total                    592,199

            (3)Other Admin             Amount
                                     -----------
               Deposits Over/Short         (644)
               Cash Over                 (1,386)
               Cash Short                 1,891
               Freight, Express, Cartage  2,133
               Services                  69,554
               Supplies                  80,893
               Misc. Operating Expense     (738)
               Auto Related Expense      10,766
               Auto Incentive
               Bank Charges              13,233
               Penalties & Late fees        129
               Payroll Processing Fees    4,721
               Real Time Fees             7,385
               Royalty Fees               3,946
               Recruiting                 1,351
               Asset Write Off
               Management Training & Deve14,725t
                                     -----------
               Total                    207,959


            (4)   Adjustments were made to Period 13 due to year end.  Below are the changes in detail:
                                                                   ORIGINAL                   NEW
                                                                Period 13 - 2004 CHANGE    Period 13 -2004
                                                                ------------------------------------------
                  Net Sales                                          4,741,695          -   4,741,695
                  less: Cost of Goods Sold                           2,803,976   (128,515)  2,675,461
                  Gross Profit                                       1,937,719    128,515   2,066,234
                                                                --------------------------------------
                        Total Revenues                               1,937,719    128,515   2,066,234

                  Expenses not affected by the changes               1,301,266          -   1,301,266
                  Depreciation & Amortization                          233,563    (34,783)    198,780
                  G&A                                                  282,568     14,268     296,836
                  Others                                                28,060     31,992      60,052
                                                                --------------------------------------
                        Total Expenses                               1,845,457     11,477   1,856,934

                  Professional Fees                                   (291,444)   (51,448)   (342,892)
                  Gain/Loss from Sale of Equipment                       1,371          -       1,371
                  Store Closure Expenses & Asset Impairment Expenses  (521,282)  (329,266)   (850,548)
                                                                --------------------------------------
                         Total Reorganization Items                   (811,355)  (380,714) (1,192,069)
                                                                --------------------------------------
                  Net Profit (Loss) Before Federal & State Taxes      (719,093)  (263,676)   (982,770)
                                                                --------------------------------------

                  Federal & State Income Taxes                           3,200          -       3,200

                                                                --------------------------------------
                   Net Profit (Loss)                                   (722,293)  (263,676)   (985,970)
                                                                ======================================


                                                BALANCE SHEET
                                           (General Business Case)
                                        For the Month Ended       03/20/05
         Assets
                                                             From Schedules     Market Value(1)
             Current Assets
     1           Cash and cash equivalents - unrestricted                            $ 1,406,761
                                                                              -------------------
     2           Cash and cash equivalents - restricted
                                                                              -------------------
     3           Accounts receivable (net)                         A                 $    78,204
                                                                              -------------------
     4           Inventory                                         B                 $   264,918
                                                                              -------------------
     5           Prepaid expenses                                                    $   266,398
                                                                              -------------------
     6           Professional retainers
                                                                              -------------------
     7           Other:Assets Held for Sale                                          $ 2,944,818
                       -------------------------------------                  -------------------
     8
                 -------------------------------------------                  -------------------
     9                 Total Current Assets                                          $ 4,961,099
                                                                              -------------------
             Property and Equipment (Market Value)
    10           Real property                                     C                 $ 2,490,596
                                                                              -------------------
    11           Machinery and equipment                           D                 $ 2,292,820
                                                                              -------------------
    12           Furniture and fixtures                            D                 $ 2,341,982
                                                                              -------------------
    13           Office equipment                                  D                 $    48,536
                                                                              -------------------
    14           Leasehold improvements                            D                 $ 6,730,493
                                                                              -------------------
    15           Vehicles                                          D                 $       631
                                                                              -------------------
    16           Other:                                            D
                       -------------------------------------                  -------------------
    17                                                             D
                 -------------------------------------------                  -------------------
    18                                                             D
                 -------------------------------------------                  -------------------
    19                                                             D
                 -------------------------------------------                  -------------------
    20                                                             D
                 -------------------------------------------                  -------------------
    21                 Total Property and Equipment                                  $13,905,058
                                                                              -------------------
             Other Assets
    22           Loans to shareholders
                                                                              -------------------
    23           Loans to affiliates
                                                                              -------------------
    24           Deposits (See Note 4)                                                 $ 847,681
                 -------------------------------------------                  -------------------
    25           Intangible                                                            $ 160,718
                 -------------------------------------------                  -------------------
    26
                 -------------------------------------------                  -------------------
    27
                 -------------------------------------------                  -------------------
    28                 Total Other Assets                                            $1,008,399
                                                                              -------------------
    29                 Total Assets                                                  $19,874,555
                                                                              ===================
         NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals;
                 familiarity with comparable market  prices, etc.) and the date the value was determined.



                                     Liabilities and Equity
                                    (General Business Case)

         Liabilities From Schedules
             Post-Petition
                 Current Liabilities
    30                 Accrued salaries and wages                                    $ 1,113,379
                                                                              -------------------
    31                 Payroll taxes
                                                                              -------------------
    32                 Real and personal property taxes
                                                                              -------------------
    33                 Income taxes
                                                                              -------------------
    34                 Sales taxes payable                                           $   649,084
                                                                              -------------------
    35                 Notes payable (short term)
                                                                              -------------------
    36                 Accounts payable (trade)                    A                 $   518,129
                                                                              -------------------
    37                 Real property lease arrearage
                                                                              -------------------
    38                 Personal property lease arrearage
                                                                              -------------------
    39                 Accrued professional fees                                     $ 1,162,277
                                                                              -------------------
    40                 Current portion of long-term post-petition debt
                      (due within 12 months)
                                                                              -------------------
    41                 Other:   Other Accrued Expense (Note 2)                       $ 3,136,774
                                -------------------------------               -------------------
    42
                       -------------------------------------                  -------------------
    43
                       -------------------------------------                  -------------------
    44                 Total Current Liabilities                                     $ 6,579,643
                                                                              -------------------
    45           Long-Term Post-Petition Debt, Net of Current Portion                $ 1,741,368
                                                                              -------------------
    46                 Total Post-Petition Liabilities                               $ 8,321,011
                                                                              -------------------
             Pre-Petition Liabilities (allowed amount)
    47                 Secured claims                              F                 $ 4,601,723
                                                                              -------------------
    48                 Priority unsecured claims                   F                 $   725,139
                                                                              -------------------
    49                 General unsecured claims                    F                 $ 2,553,070
                                                                              -------------------
    53                 Other Accrued Expense (Note 2)                                $ 4,936,813
                                                                              -------------------
                       Long Term Liabilities (Note 3)                                $   109,294
                                                                              -------------------
    55                 Total Pre-Petition Liabilities                                $12,926,040
                                                                              -------------------
    56                 Total Liabilities                                             $21,247,051
                                                                              -------------------
         Equity (Deficit)
    57           Retained Earnings/(Deficit) at time of filing                      $(41,486,244)
                                                                              -------------------
    58           Common/Preferred Stock                                              $ 5,181,223
                                                                              -------------------
    59           Additional paid-in capital                                          $42,737,837
                                                                              -------------------
    60           Cumulative profit/(loss) since filing of case                       $(7,805,312)
                                                                              -------------------
    61           Post-petition contributions/(distributions) or (draws)
                                                                              -------------------
    62           Market value adjustment
                                                                              -------------------
    63                 Total Equity (Deficit)                                       $ (1,372,496)
                                                                              -------------------
    64   Total Liabilities and Equity (Deficit)                                     $ 19,874,555
                                                                              ===================



                            Fresh Choice, Inc. (Case # 04-54318 ASW)
                                   Notes to the Balance Sheet
                                             as of
March 20, 2005
Note:
    (1)          Book value.

    (2)          The following is a list of Other Accrued Expenses:           Pre & Post- Petition  Pre-Petition  Post-Petition
                                                                              --------------------- ------------- -------------

                 23010 Workers' Comp Payable                                             800,040            -      800,040
                 23030 Accrued Credit Card Proc Fees                                      13,705            -       13,705
                 23040 Accrued Bank Charges                                               22,686            -       22,686
                 23050 Gift Certificate Allowance                                        630,350            -      630,350
                 23070 Food Credit Liability                                             337,746            -      337,746
                 23080 Mngmnt Training & Development                                           -                         -
                 23110 Accrued Payroll Processing Fee                                      5,212            -        5,212
                 23120 Closed Restaurants Payable  (502(b)(6)) estimate                4,370,779    4,370,779            -
                 23121 Store Closure Reserve                                              58,500            -       58,500
                 23125-6 Accrued Rent                                                    540,207      286,874      253,333
                 23130 Other Accrued Liabilities                                         158,004            -      158,004
                 23140 Accrued Fees-Finance                                               41,986            -       41,986
                 23150 Accrued Fees-Legal                                                 86,923            -       86,923
                 23170 Accrued Fees-Audit                                                123,553            -      123,553
                 23180 Accrued Fees-Tax                                                   19,849            -       19,849
                 23200 Accrued Fees-Employee Litigati                                     18,150            -       18,150
                 23210 Accrued Fees-Executive                                             32,200            -       32,200
                 23225 Accrued Auto                                                            -            -            -
                 23240 Accrued Health Insurance-GW                                       123,727            -      123,727
                 23250 Accrued Insurance                                                  28,762            -       28,762
                 23300 Advertising Accrual                                                 1,534            -        1,534
                 23350 Interest Payable - Loc                                             49,707       11,670       38,037
                 23360 Interest Payable                                                   29,012       21,101        7,911
                 23390 Accrued Janitorial Expense                                         (4,134)           -       (4,134)
                 23400 Accrued Utilities                                                 261,063      126,577      134,486
                 23410 Accrued Property Taxes                                            274,987       63,147      211,840
                 23420 Accrued Cam                                                       49,039        56,665       (7,626)
                                                                              --------------------- ------------- -------------
                 Total Other Accrued Expenses                                        $ 8,073,587  $ 4,936,813  $ 3,136,774

                                                                               Combined Amount
    (3)          The following is a list of Long Term Liabilities             Pre & Post- Petition  Pre-Petition   Post-Petition
                                                                              --------------------- ------------- -------------
                 24320 Deferred Rent                                                   1,495,169            -    1,495,169
                 24340 Deferred Gain On Sale                                             153,197            -      153,197
                 24350 Other Non-Current Liabilities                                      93,002            -       93,002
                 24390 Notes Payable-Long Term                                           109,294      109,294            -
                 24400 Capital Lease-Long Term                                                -            -             -
                                                                              --------------------- ------------- -------------
                 Total Long Term Liabilities                                         $ 1,850,663      109,294    1,741,368


    (4)          Deposits                                  Amount
                                               ----------------------------
                 Rent Deposit                                       167,321
                 Alcohol Deposit                                      2,350
                 Other Deposit                                      640,252
                 Utility Deposit                                     37,759
                                               ----------------------------
                 Total Deposit                                      847,681

    (5)          Adjustments were made to Period 13 due to year end.  Below are the changes in detail:

                                                                                   ORIGINAL                       NEW
                                                                               Period 13 -2004      CHANGE      Period 13 -2004
                                                                              -----------------------------------------------------

                 Cash                                                                  2,357,246         105,952    2,463,198
                 Accounts Receivable                                                      95,176                       95,176
                 Assets Held for Sale                                                  3,294,818        (350,000)   2,944,818
                 Inventory                                                               358,933                      358,933
                 Prepaid Expenses                                                        239,864                      239,864
                 Property & Equipment                                                 14,365,088           7,880   14,372,968
                 Deposits                                                                872,931         (51,448)     821,483
                 Other Assets                                                            164,992                     -164,992
                                                                              -----------------------------------------------
                 Total Assets                                                       $ 21,749,048   $    (287,616) $21,461,432
                                                                              ===============================================

                                                                                   ORIGINAL                       NEW
                                                                               Period 13 -2004      CHANGE      Period 13 -2004
                                                                              -----------------------------------------------------

                 Accounts Payable                                                      3,270,444          90,309    3,360,753
                 Salaries and Wages Payable                                            1,589,572         (59,516)   1,530,056
                 Sales Tax Payable                                                       911,865            -         911,865
                 Store Closure Reserve                                                 3,938,300            -       3,938,300
                 Other Accrued Liabilities                                             4,916,013         (54,732)   4,861,281
                 Current Portion                                                       4,722,159            -       4,722,159
                 Long Term Liabilities                                                 2,085,688            -       2,085,688
                 Equity                                                                  315,007        (263,677)      51,330
                                                                              -----------------------------------------------
                 Total Liab & Equity                                                $ 21,749,048      $ (287,616) $21,461,432
                                                                              ===============================================



Fresh Choice, Inc.
Payments to Officers
Period 3, 2005





                                           Date                 Gross             Car Allowance            Total
-------------------------------------------------------------------------------------------------------------------------

Pertl, David                 Feb. 25, Mar. 8 & Mar. 11, 2005      $ 14,461.52           $ 1,107.60           $ 15,569.12

O'Shea, Tim                  Feb. 25, Mar. 8 & Mar. 11, 2005      $ 15,384.60           $ 1,384.62           $ 16,769.22

Miller, Joan                     Feb. 25 & Mar. 11, 2005           $ 9,615.38                  $ -            $ 9,615.38

Freedman, Tina               Feb. 25, Mar. 8 & Mar. 11, 2005       $ 9,038.46           $ 1,107.69           $ 10,146.15

-------------------------------------------------------------------------------------------------------------------------

Total                                                             $ 48,499.96             3,599.91           $ 52,099.87
=========================================================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 3, 2005


                                                       Date                    Amount                  Cumulative
----------------------------------------------------------------------------------------------------------------------
Corporate Revitalization Partners                                                                           $  37,786
Gray, Cary Ware                                                                                             $ 109,783
Huntley, Mullaney & Spargo                     March 11 & 18, 2005                  $ 28,054                $ 115,978
Pachulski, Stang Ziel                                                                                       $ 268,074
Sulmeyer Kupetz Client Trust                                                                                $  75,708
XRoads Solutions Group                           March 10, 2005                     $ 58,186                $ 343,431



----------------------------------------------------------------------------------------------------------------------

Total                                                                               $ 86,240                $ 950,760
======================================================================================================================

                                             SCHEDULES TO THE BALANCE SHEET
                                                 (General Business Case)
                                                       Schedule A
                                          Accounts Receivable and (Net) Payable


                                                                  Accounts Receivable   Accounts Payable      Past Due
Receivables and Payables Agings                                  (Pre and Post-petition (Post -petition)   Post Petition Debt
                                                                 ---------------------  ----------------   ------------------
     0 -30 Days                                                               $78,204         $518,129
                                                                 --------------------- ----------------
     31-60 Days
                                                                 --------------------- ----------------
     61-90 Days                                                                                                $        0
                                                                                       ----------------   ----------------
     91+ Days
                                                                 --------------------- ----------------
     Total accounts receivable/payable-(see note 1)                           $78,204         $518,129
                                                                 --------------------- ================
     Allowance for doubtful accounts
                                                                 ---------------------
     Accounts receivable (net)                                                $78,204
                                                                 =====================

                                                       Schedule B
                                              Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                               Cost of Goods Sold
---------------------------------                                ------------------
                                           Inventory(ies)        Inventory Beginning of Month                  $  287,376
                                             Balance at                                                   ================
                                            End of Month
                                                                 Add -
     Retail/Restaurants -                                          Net purchase                                $1,111,799
                                                                                                          ----------------
       Product for resale                          $264,918        Direct labor                                $1,593,076
                                     -----------------------                                              ----------------
                                                                   Manufacturing overhead
                                                                                                          ----------------
      Distribution -                                               Freight in
                                                                                                          ----------------
        Products for resale                                        Other:                                      $        0
                                     -----------------------                                              ----------------
                                                                                                               $        0
                                                                 --------------------------------------   ----------------
     Manufacturer -
                                                                 --------------------------------------   ----------------
       Raw Materials
                                     -----------------------
       Work-in-progress                                          Less -
                                     -----------------------
       Finished goods                                              Inventory End of Month                      $  264,918
                                     -----------------------                                              ----------------
                                                                   Shrinkage
                                                                                                          ----------------
      Other - Explain                                              Personal Use
                                     -----------------------                                              ----------------
     Uniforms
     --------------------------------
                                                                   Cost of Goods Sold                          $2,727,333
     --------------------------------                                                                     ================
         TOTAL                                     $264,918
                                     =======================

     Method of Inventory Control                                 Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
             Yes  X      No
                 -----      ---------
     How often do you take a complete physical inventory?        Valuation methods -
                                                                     FIFO cost
                                                                                                       ---
                                                                                                       ---
       Weekly                                                        LIFO cost
                      ------                                                                           ---
                      ------                                                                           ---
       Monthly           X                                           Lower of cost or market
                      ------                                                                           ---
                      ------                                                                           ---
       Quarterly                                                     Retail method
                      ------                                                                           ---
                      ------                                                                           ---
       Semi-annually                                                 Other                              X
                      ------                                                                           ---
                      ------
       Annually                                                        Explain
                      ------
Date of last physical inventory was  March 20, 2005              Standard Cost, with updates every month before inventory
                                     --------------              ---------------------------------------------------------

                                                                 ---------------------------------------------------------
Date of next physical inventory is   April 17, 2005
                                     ---------------             ---------------------------------------------------------



Note:

(1) Food credit are given  due to quantity discounts and/or  marketing allowances.  Payments are received at the end of each quarter.


                                                Schedule C
                                              Real Property

Description                                                               Cost            Market Value(1)
                                                                     ---------------    -------------------
      Land                                                              $         -           $           -
      --------------------------------------------                   ---------------    -------------------
       Building                                                         $  3,839,333          $  3,839,333
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $ (1,348,737)         $ (1,348,737)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,490,596           $   2,490,596
                                                                     ===============    ===================


                                                Schedule D
                                         Other Depreciable Assets
Description                                                               Cost            Market Value(1)
                                                                     ---------------    -------------------
Machinery & Equipment -
      Kitchen Equipment                                                 $ 9,029,769            $ 9,029,769
      --------------------------------------------                   ---------------    -------------------
      Equipment in Progress                                             $   128,545           $    128,545
      --------------------------------------------                   ---------------    -------------------
      Computer Equipment                                                $ 1,605,106           $  1,605,106
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(8,470,600)          $ (8,470,600)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,292,820           $  2,292,820
                                                                     ===============    ===================
Furniture & Fixtures -
      Furniture & Fixtures                                              $ 7,520,283           $  7,520,283
      --------------------------------------------                   ---------------    -------------------
      Construction Fixtures in Progress                                 $    14,352           $     14,352
      --------------------------------------------                   ---------------    -------------------
      Smallwares                                                        $ 1,105,162            $ 1,105,162
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(6,297,815)          $ (6,297,815)
      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 2,341,982            $ 2,341,982
                                                                     ===============    ===================
Office Equipment -
      --------------------------------------------
      Office Equipment                                                  $   200,842           $    200,842
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $  (152,306)          $   (152,306)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                                $ 48,536               $ 48,536
                                                                     ===============    ===================
Leasehold Improvements -
      Leasehold Improvement                                             $14,602,965           $ 14,602,965
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $(7,872,472)          $ (7,872,472)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $ 6,730,493           $  6,730,493
                                                                     ===============    ===================
Vehicles -
      Vehicles                                                          $    17,344           $     17,344
      --------------------------------------------                   ---------------    -------------------
      Accumulation Depreciation                                         $ (16,713)            $    (16,713)
      --------------------------------------------                   ---------------    -------------------

      --------------------------------------------                   ---------------    -------------------
      Total                                                             $       631           $        631
                                                                     ===============    ===================


Note:

   (1) Book Value.



                                                    Schedule E
                                           Aging of Post-Petition Taxes
                                   (As of End of the Current Reporting Period)
Taxes Payable                      0-30 Days           31-60 Days         61-90 Days          91+ Days           Total
-------------                      ---------           ----------         ----------          --------           -----
Federal
        Income Tax Withholding          $ 181,487                                                                $ 181,487
                                  ----------------    -------------    ------------------  ----------------  --------------
        FICA - Employee                                                                                                $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
        FICA - Employer                                                                                                $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
         Unemployment (FUTA)                                                                                            $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
        Income                                                                                                         $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
        Other (Attach List)                                                                                            $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
Total Federal Taxes                     $ 181,487              $ -                   $ -               $ -       $ 181,487
                                  ----------------    -------------    ------------------  ----------------  --------------
State and Local
        Income Tax Withholding                                                                                         $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
        Unemployment (UT)                                                                                              $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
        Disability Insurance (DI)                                                                                      $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
        Empl. Training Tax (ETT)                                                                                       $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
         Sales                           $ 649,084                                                                $ 649,084
                                  ----------------    -------------    ------------------  ----------------  --------------
        Excise                                                                                                         $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
          Real property                    $ 35,561                                                                $ 35,561
                                  ----------------    -------------    ------------------  ----------------  --------------
        Personal property                                                                                              $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
         Income                                                                                                         $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
          Other (Attach List)                                                                                            $ -
                                  ----------------    -------------    ------------------  ----------------  --------------
Total State & Local Taxes               $ 684,645              $ -                   $ -               $ -       $ 684,645
                                  ----------------    -------------    ------------------  ----------------  --------------
Total Taxes                             $ 866,132              $ -                   $ -               $ -       $ 866,132
                                  ================    =============    ==================  ================  ==============

                                                            Schedule F
                                                     Pre-Petition Liabilities
                                                                                                       Allowed
List Total Claims For Each Classification (1)                                   Claimed Amount       Amount (b)
        Secured claims  (a)                                                          $ 4,601,723
                                                                               ------------------  ----------------
        Priority claims other than taxes                                             $   268,587
                                                                               ------------------  ----------------
        Priority tax claims                                                          $   456,552
                                                                               ------------------  ----------------
        General unsecured claims                                                     $ 2,553,070
                                                                               ------------------  ----------------
(a) List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                            Schedule G - Rental Income Information - Not applicable to General Business Cases

                                                                      Schedule H
                                                   Recapitulation of Funds Held as of 03/20/05

                                           Account 1           Account 2           Account 3          Account 4
                                           ---------           ---------           ---------          ---------
Bank                                  Wells Fargo             Wells Fargo      Wells Fargo         Bank of America
                                      --------------------    -------------    ------------------  ------------------
Account Type                          Concentration           Money Market     Benefits ACH Pmt.   Disbursement
                                      --------------------    -------------    ------------------  -----------------
Account No.                           4038-832325             12576708         4945091882          7313400466
                                      --------------------    -------------    ------------------  -----------------
Account Purpose                       General                 Investment       Payroll             Gifs Certificates
                                      --------------------    -------------    ------------------  -----------------
Balance, End of Month                     $      1,149,101        $ 506,942             $ 5,126             $   680
                                      --------------------    -------------    ------------------  -----------------


                                           Account 5           Account 6           Account 7          Account
                                           ---------           ---------           ---------          -------
Bank                                  Wells Fargo             Wells Fargo      Wells Fargo         Cash in Registers
                                      --------------------    -------------    ------------------  ------------------
Account Type                          Accounts Payable        Payroll          Old Accounts Payable and on hand
                                      --------------------    -------------    ------------------------------------
Account No.                           412-1020184             403-8832366      475-9621113
                                      --------------------    -------------    ------------------  ----------------
Account Purpose                       A/P ZBA                 Payroll ZBA      replaced by 412-1020184
                                      --------------------    -------------    ------------------------------------
Balance, End of Month                          $ (227,056) (2)  $ (105,081) (2)                            $ 77,050
                                      --------------------    -------------    ------------------  ----------------
Total Funds on Hand for all Accounts          $ 1,406,761
                                      ====================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

 Note 1:The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

      2 The negative balance reflects a timing difference.




                               STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                             Increase/(Decrease) in Cash and Cash Equivalents
                                   For the Month Ended    03/20/05
                                                       ---------------

                                                                           Actual             Cumulative
                                                                       Current Month        (Case to Date)
                                                                       -------------        --------------
     Cash Receipts
1          Rent/Leases Collected
                                                                      -----------------    -----------------
2          Cash Received from Sales (See Note 5 on Balance Sheet)          $ 5,142,760         $ 47,750,804
                                                                      -----------------    -----------------
3          Interest Received                                               $     1,776         $      9,324
                                                                      -----------------    -----------------
4          Borrowings
                                                                      -----------------    -----------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                      -----------------    -----------------
6          Capital Contributions
                                                                      -----------------    -----------------
7
           --------------------------------------------               -----------------    -----------------

           --------------------------------------------               -----------------    -----------------
9
           --------------------------------------------               -----------------    -----------------
10
           --------------------------------------------               -----------------    -----------------
11
           --------------------------------------------               -----------------    -----------------
12              Total Cash Receipts                                        $ 5,144,537         $ 47,760,128
                                                                      -----------------    -----------------
     Cash Disbursements
13         Payments for Inventory                                            2,929,465         $ 28,662,727
                                                                      -----------------    -----------------
14         Selling                                                             122,730         $  1,384,799
                                                                      -----------------    -----------------
15         Administrative                                                      159,526         $  1,504,273
                                                                      -----------------    -----------------
16         Capital Expenditures                                                 15,458         $    149,557
                                                                      -----------------    -----------------
17         Principal Payments on Debt                                      $    38,059         $    353,765
                                                                      -----------------    -----------------
18         Interest Paid                                                   $    16,618         $    122,415
                                                                      -----------------    -----------------
           Rent/Lease:
19              Personal Property
                                                                      -----------------    -----------------
20              Real Property                                                  659,192         $  5,350,219
                                                                      -----------------    -----------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                        52,100         $    602,404
                                                                      -----------------    -----------------
22              Draws
                                                                      -----------------    -----------------
23              Commissions/Royalties
                                                                      -----------------    -----------------
24              Expense Reimbursements                                          10,533         $     90,989
                                                                      -----------------    -----------------
25              Other
                                                                      -----------------    -----------------
26         Salaries/Commissions (less employee withholding)                     95,143         $    863,313
                                                                      -----------------    -----------------
27         Management Fees
                                                                      -----------------    -----------------
           Taxes:
28              Employee Withholding                                           288,266         $  2,319,590
                                                                      -----------------    ----------------
29              Employer Payroll Taxes                                         170,584         $  1,385,211
                                                                      -----------------    -----------------
30              Real Property Taxes                                             35,561         $    334,642
                                                                      -----------------    -----------------
31              Other Taxes Sales Taxes                                        373,527         $  3,226,866
                                                                      -----------------    -----------------
32         Other Cash Outflows:
                                                                      -----------------    -----------------
33              Credit Card fees                                                56,664         $    464,914
                ---------------------------------------               -----------------    -----------------
34              Adjust. to Beg. Cash Balance (See Note 5 on Bal. Sheet)    $  (105,952)        $ (108,601)
                -----------------------------------------------------------------------    -----------------
35              Reorganization-Professional Fees                           $    86,240         $    950,760
                ---------------------------------------               -----------------    -----------------
36              Reorganization-US Trustee Fees                             $         -         $     20,000
                ---------------------------------------               -----------------    -----------------
37
                ---------------------------------------               -----------------    -----------------
38              Total Cash Disbursements:                                  $ 5,003,714         $ 47,677,842
                                                                      -----------------    -----------------
39   Net Increase (Decrease) in Cash                                       $   140,823         $     82,286
                                                                      -----------------    -----------------
41   Cash Balance, Beginning of Period                                     $ 1,265,938         $  1,324,475
                                                                      -----------------    -----------------
43   Cash Balance, End of Period                                           $ 1,406,761         $  1,406,761
                                                                      =================    =================
